Provisions	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Provisions

30. PROVISIONS

	Group
	Conduct remediation
	PPI £m	Other products £m	FSCS and Bank Levy £m	Vacant property £m	Off-balance sheet ECL £m	Regulatory and other £m	Total £m
At 31 December 2017	356	47	57	39		59	558
Reallocation of ECL on off-balance sheet exposures(1)	–	–	–	–	50	–	50

At 1 January 2018	356	47	57	39	50	59	608
Additional provisions (see Note 8)	–	–	69	12	6	209	296
Provisions released (see Note 8)	–	(14)	(4)	–	–	(15)	(33)
Utilisation	(110)	(3)	(91)	(14)	–	(158)	(376)
Other	–	–	14 (2)	–	–	–	14

At 31 December 2018	246	30	45	37	56	95	509

To be settled:
– Within 12 months	246	22	45	22	56	95	486
– In more than 12 months	–	8	–	15	–	–	23

	246	30	45	37	56	95	509

At 1 January 2017	457	36	96	47		64	700
Additional provisions	109	35	93	4		144	385
Utilisation	(210)	(34)	(132)	(12)		(149)	(537)
Transfers	–	10	–	–		–	10

At 31 December 2017	356	47	57	39		59	558

To be settled:
– Within 12 months	167	38	57	23		59	344
– In more than 12 months	189	9	–	16		–	214

	356	47	57	39		59	558

(1)	ECL on off-balance sheet exposures following the adoption of a methodology to enable their separate identification from ECL on drawn exposures. See Note 14.
(2)	Santander UK plc recharged £14m (2017: £nil) in respect of the UK Bank Levy paid on behalf of other UK entities of Banco Santander SA.

a) Conduct remediation

The amounts in respect of conduct remediation comprise the estimated cost of making redress payments, including related costs, with respect to the past sales or administration of products. The provision for conduct remediation represents management’s best estimate of the anticipated costs of related customer contact and/or redress, including related costs.

(i) Payment Protection Insurance (PPI)

In November 2015, the FCA issued a Consultation Paper 15/39 (Rules and guidance on payment protection insurance complaints) which introduced the concept of unfair commission in relation to Plevin decision for customer redress plus a deadline by which customers would need to make their PPI complaints. On 2 August 2016, the FCA issued Consultation Paper 16/20 (Rules and Guidance on payment protection insurance complaints: Feedback on CP 15/39 and further consultation). The paper outlined the FCA’s proposed approach to PPI in light of the 2014 decision of the Supreme Court in Plevin v Paragon Personal Finance Ltd (Plevin) and also recommended a two-year deadline period starting in June 2017, which was later than proposed in CP 15/39. In July 2018 the FCA issued Consultation Paper 18/18 (Guidance on Regular Premium PPI complaints and recurring non-disclosure (RND) of commission). The paper outlined that to the extent of any omission relating to RND occurring on or after April 2007, that aspect of any complaint is within the scope of the FCA complaint handling rules even if the PPI was sold before that date and the firm was not subject to the ombudsman’s jurisdiction before this time. Final guidance was issued in November 2018 under CP18/33 (Regular premium PPI complaints and recurring non-disclosure of commission – feedback on CP18/18, final guidance, and consultation on proposed mailing requirements) with a further consultation on a previously rejected mailing.

PPI assumptions

A provision for conduct remediation has been recognised in respect of the misselling of PPI policies. The provision is calculated based on a number of key assumptions. These are:

•	Claim volumes – the estimated number of customer complaints received

•	Plevin in scope rates – the number of rejected misselling claims that will be in scope for Plevin redress

•	The determination of liability with respect to a specific portfolio of claims.

The assumptions have been based on the following:

•	Analysis completed of the causes of complaints, uphold rates, industry factors, FCA activity/guidance and how these are likely to vary in the future

•	Actual claims activity registered to date

•	The level of redress paid to customers, together with a forecast of how this is likely to change over time

•	The impact on complaints levels of proactive customer contact

•	The effect media coverage and the August 2019 time bar are expected to have on the complaints inflows

•	Commission and profit share earned from Insurance providers over the lifetime of the products and related legal and regulatory guidance

•	In relation to a specific PPI portfolio of complaints, an analysis of the relevant facts and circumstances including legal and regulatory responsibilities, informed by external legal advice.

The key assumptions are kept under review, and are regularly reassessed and validated against actual customer data. The provision represents management’s best estimate of Santander UK’s future liability in respect of misselling of PPI policies. The most critical factors in determining the level of provision are the volume of claims for future inflow levels, and the determination of liability with respect to a specific portfolio of PPI claims. The uphold rate is informed by historical experience and the average cost of redress can be predicted reasonably accurately given that management is dealing with a high volume and reasonably homogeneous population. In setting the provision, management estimated the total claims that were likely to be received until August 2019 i.e. the date on which the time bar for claims takes effect.

The table below sets out the key drivers of the provision balance and forecast assumptions used in calculating the provision, as well as the sensitivity of the provision to changes in the assumptions. It reflects a blended view across all our retail products and portfolios and includes redress for Plevin-related claims. The PPI misselling redress element of the provision linked to future claims levels and any associated Plevin redress is £101m. Expected future complaints through to the August 2019 time bar are estimated to be at a level consistent with the highest individual monthly inflow level in 2018. Were this level to be 20% higher or lower, the impact on the PPI misselling element of the provision of £101m would be an increase or decrease of £16m.

The remainder of the provision relates to portfolios of complaints which were on hold pending further regulatory clarification in respect of which utilisation will begin in 2019, and to our best estimate of liability in respect of a legal dispute regarding allocation of responsibility for a specific portfolio further described in Note 32. No further information regarding the best estimate has been provided on the basis it would be seriously prejudicial.

	Cumulative to 31 December 2018	Future expected (unaudited)	Sensitivity analysis Increase/decrease in provision
Inbound complaints(1) (‘000)	2,141	415	25 = £7.4m
Outbound contact (‘000)	488	217	25 = £5.4m
Response rate to outbound contact	54%	64%	1% = £0.8m
Average uphold rate per claim(2)	37%	76%	1% = £2.7m
Average redress per claim(3)	£1,474	£545	£50 = £16.4m

(1)   Includes all claims, including the specific portfolio of complaints referred to above, regardless of the likelihood of the Santander UK group incurring a liability. Excludes claims where the complainant has not held a PPI policy.

(2)   Claims include inbound and responses to outbound contact.

(3)   The average redress per claim reduced from the cumulative average value at 31 December 2018 of £1,474 to a future average value of £545 due to the inclusion of Plevin cases in the provision, as well as a shift in the complaint mix to a greater proportion of storecards, which typically held lower average balances.

The Santander UK overturn rate at the Financial Ombudsman Service was 16% in the first half of 2018, and 12% in the second half of 2018, reflecting reducing inflows over the same period.

2018 compared to 2017

The remaining provision for PPI redress and related costs was £246m (2017: £356m). We made no additional PPI charges in the year, based on our recent claims experience and having considered the FCA Consultation paper CP18/33 issued on 7 November 2018. We will continue to monitor our provision levels, and take account of the impact of any further claims received and FCA guidance.

2017 compared to 2016

The remaining provision for PPI redress and related costs amounted to £356m. The total charge for the year was £109m (2016: £144m) and was driven by an increase in estimated future claims driven by the start of the FCA advertising campaign for PPI, offset by an expected decline relating to a specific PPI portfolio review. In 2016, a provision of £114m was made when we applied the principles published in the August 2016 FCA papers, and a further £32m was made in relation to a past business review.

Monthly utilisation increased from the 2016 average following the confirmation of a deadline for customer complaints, broadly in line with our assumptions.

(ii) Other products

A provision for conduct remediation has also been recognised in respect of sales of other products. A number of uncertainties remain as to the eventual costs with respect to conduct remediation in respect of these products given the inherent difficulties in determining the number of customers involved and the amount of any redress to be provided to them.

The remaining provision for other conduct was £30m (2017: £47m), which primarily related to the sale of interest rate derivatives, following an ongoing review of the regulatory classification of certain customers potentially eligible for redress. Following further analysis, management assessed the provision requirements resulting in a release of £11m in the second quarter of 2018.

b) FSCS and Bank Levy

(I) Financial Services Compensation Scheme (FSCS)

The FSCS is the UK’s independent statutory compensation fund for customers of authorised financial services firms and pays compensation if a firm is unable to pay claims against it. The FSCS is funded by levies on the industry (and recoveries and borrowings where appropriate). Following the default of a number of deposit takers since 2008, the FSCS borrowed funds from HM Treasury to meet the compensation costs for customers of those firms. On 25 April 2017, following the sale of certain Bradford & Bingley mortgage assets, the amount that the FSCS owed to HM Treasury reduced to £4.7bn, from £15.7bn. The interest payable on the loan, and the Santander UK group’s share of that interest, fell accordingly. Based on the latest estimates from the FSCS the balance outstanding will be repaid earlier mostly through recoveries from asset sales, surplus cash flow or other recoveries in relation to the assets of the firms that defaulted. According to the new estimates, the amount to be provided by the Santander UK group for the interest payable on the loan was lower than initially expected. As a result, there was a release of £4m (2017: £1m charge, 2016: £34m charge) to bring the provision down to the amount now expected to be charged for the remaining interest. The Santander UK group provided for a liability for the FSCS of £4m at 31 December 2018 (2017: £13m).

(ii) UK Bank Levy

In addition to changes in UK corporation tax rates, Finance (No.2) Act 2015 reduced the UK Bank Levy rate from 0.21% via subsequent annual reductions to 0.10% from 1 January 2021. As a result, a rate of 0.16% applies for 2018 (2017: 0.17%). The cost of the UK Bank Levy for 2018 was £69m (2017: £92m, 2016: £107m). The Santander UK group paid £86m in 2018 (2017: £109m) and provided for a liability of £40m at 31 December 2018 (2017: £44m).

c) Vacant property

Vacant property provisions are made by reference to an estimate of any expected sub-let income, compared to the head rent, and the possibility of disposing of Santander UK’s interest in the lease, taking into account conditions in the property market. These provisions are reassessed on a semi-annual basis and will normally run off over the period of the leases concerned. Where a property is disposed of earlier than anticipated, any remaining provision relating to that property is released.

d) Off-balance sheet ECL

Following the adoption of IFRS 9 on 1 January 2018, provisions include expected credit losses relating to guarantees given to third parties and undrawn loan commitments.

e) Regulatory and other

Regulatory and other provisions principally comprise amounts in respect of regulatory charges (including fines), operational loss and operational risk provisions, restructuring charges and litigation and related expenses. A number of uncertainties exist with respect to these provisions given the uncertainties inherent in operational, restructuring and litigation matters that affect the amount and timing of any potential outflows with respect to which provisions have been established. These provisions are reviewed periodically.

Regulatory and other provisions charged in 2018 included the following items:

•

In the fourth quarter of 2018, we were fined £33m by the FCA in relation to an investigation into our historical probate and bereavement practices. We acknowledged the findings of the FCA and apologised to the families and beneficiaries of deceased customers affected by these failings. This amount was charged and paid in the year.

•

An amount of £58m (2017: £nil) that was charged in 2018 and arose from a systems related historical issue identified by Santander UK, relating to compliance with certain requirements of the Consumer Credit Act (CCA). This provision is based on detailed reviews of relevant systems related to consumer credit business operations, supported by external legal and regulatory advice, and reflects our best estimate at 31 December 2018 of potential costs in respect of the identified issue. However, as detailed in Note 32, these reviews and the related analysis are not yet complete, such that the approach and timing to any remediation has not yet been finalised, although it is expected to commence in 2019.